Operating and Direct Financing Leases (Details 1) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Net Investment in Direct Financing Leases
Total minimum lease payments to be received	$ 741,604	$ 796,137
Estimated unguaranteed residual value of leased properties	203,465	203,465
Initial direct costs and other	1,636	1,726
Less unearned revenue	(486,797)	(513,812)
Total	459,908	487,516
Less current portion	23,171	26,791
Long-term portion	$ 436,737	$ 460,725